                                    EXHIBIT 1
                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (THE "SECURITIES") HAS BEEN ACQUIRED FOR INVESTMENT FOR THE HOLDER'S OWN ACCOUNT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"). AN OFFER TO SELL OR TRANSFER OR THE SALE OR TRANSFER OF THE SECURITIES IS UNLAWFUL UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PERMIT, AS APPLICABLE, UNDER THE SECURITIES ACT OR APPLICABLE BLUE SKY LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS IS AVAILABLE OR AN OPINION OF COUNSEL, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY, IS PROVIDED TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

                          ROOMSYSTEM TECHNOLOGIES, INC.

                                 PROMISSORY NOTE

                                                               February 15, 2000

     FOR VALUE RECEIVED, the undersigned, RoomSystem Technologies, Inc., a Nevada corporation ("Maker"), promises to pay to the order of Ash Capital, LLC, a Utah limited liability company ("Lender"), the principal sum of Five Hundred Thousand Dollars ($500,000)("Loan Amount ") pursuant to the terms set forth below.

     1.   TERM. The Note shall mature on May 31, 2000 (the "Maturity Date").

     2. INTEREST; PRINCIPAL PAYMENTS. The Note shall bear simple interest at the rate of ten percent (10%) per annum, payable on the Maturity Date. Interest shall be calculated on the basis of a three hundred and sixty (360) day year, based on the actual number of days elapsed. Interest not paid when due shall be added to the unpaid principal balance and shall thereafter bear interest at the same rate as principal. All payments (including prepayments) hereunder are to be applied first to the payment of accrued interest and the remaining balance shall be applied to the payment of principal.

     3. VOLUNTARY PREPAYMENT. Maker may, at any time, prepay the unpaid Loan Amount, including any accrued interest thereon, in whole or in part, without penalty or premium, by paying to Lender, in cash or by wire transfer, the amount of such prepayment. If any such prepayment is less than a full repayment, then such prepayment shall be applied first to the payment of accrued interest and the remaining balance shall be applied to the payment of principal.

     4. DESIGNATED PLACES OF PAYMENT. Interest payments and the Loan Amount are payable in lawful money of the United States of America, at the address of Lender set forth in Section 4.1 no later than 5:00 P.M. Pacific Standard Time on the date payment is due.

          4.1. James Savas
               c/o Ash Capital, LLC
               1400 South Foothill Blvd., Suite B-25
               Salt Lake City, UT 84108

     5. WAIVERS. Except as set forth elsewhere herein, Maker, for itself and its legal representatives, successors, and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, notice of intent to accelerate, notice of acceleration, presentment for the purpose of accelerating maturity, and diligence in collection.

     6. DEFAULT. Occurrence of any of the following shall constitute an event of default: (a) the nonpayment of any principal or interest by Maker on the Note when the same becomes due and payable; (b) the entry of a decree or order by a court having appropriate jurisdiction adjudging Maker a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization or liquidation of Maker under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee or trustee over any substantial portion of the Maker's property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; (c) the institution by Maker of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law, or consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee or trustee of the Maker, or of any substantial part of its property, or the Collateral, as defined in the Loan and Security Agreement, shall become subject to the jurisdiction of a federal bankruptcy court or similar state court, or if Maker shall make an assignment for the benefit of its creditors, or if there is an attachment, receivership, execution or other judicial seizure, or the taking of corporate action by Maker in furtherance of any such action; (d) Maker's failure to comply with any material term, obligation, covenant, or condition contained in this Note; or (e) any warranty, covenant, or representation made to Lender under the Loan and Security Agreement, or any related agreement executed in connection with the issuance of the Note and the Warrant proves to have been false in any material respect when made or furnished; (f) any sale, transfer, or disposition of any interest in the Collateral, other than in the ordinary course of business, without the prior written consent of Secured Party; or (g) any other default under the terms of the Note.

          6.1 CURE. Maker shall have five (5) days to cure a default. In the event Maker fails to cure any default within such time period, including the payment of all costs and expenses provided for in this Agreement and the Note, Secured Party may immediately enforce any and all rights provided under the Loan and Security Agreement and the Note.

     7. LATE PAYMENT FEES. It is impractical to fix the amount of Lender's expense in handling a delinquent payment. Therefore, Maker agrees to pay to Lender a late payment charge equal to three percent (3%) of the amount due on any payment required under this Note which is received by Lender more than ten
(10) days after the due date. Maker agrees that this charge is a reasonable estimate of additional expenses the Lender may incur, and is not a penalty.

     8. ACCELERATION; ATTORNEYS' FEES. At the option of the Lender, and without demand or notice, all principal and any unpaid interest shall become immediately due and payable upon an event of default as set forth in Section 6 above. Any reasonable attorneys' fees and other expenses incurred by the Lender in enforcing any of its rights hereunder or from a bankruptcy filing relating to the Maker, or any of the other events described in Section 6 above, shall be deemed additional indebtedness of the Maker and added to the principal amount of the Note, irrespective of whether Lender files suit against Maker.

     9. SECURITY INTERESTS. It is further understood that this Note is secured by the security interests granted to Lender pursuant to the Loan and Security Agreement between the Parties.

     10. SECTION HEADINGS. Headings and numbers have been set forth for convenience only. Unless the contrary is compelled by the context, the language set forth in each paragraph applies equally to the entire Note.

     11. AMENDMENTS IN WRITING. This Note may only be changed, modified or amended in writing signed by the Parties.

     12. CHOICE OF LAW. The Note and all transactions hereunder and evidenced hereby shall be governed by, construed under, and enforced in accordance with the laws of the State of Nevada.

     13. WAIVER OF TRIAL BY JURY. For separate and legal consideration received, Maker hereby waives, to the extent permitted under applicable law, any right to trial by jury in any action or proceeding relating to the Note.

     14. CUMULATIVE RIGHTS. No delay on the part of the holder of this Note in the exercise of any power or right or single partial exercise of any such power or right under this Note, or under any other instrument executed pursuant hereto shall operate as a waiver thereof. Enforcement by the holder of this Note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

Made and executed at St. George, Utah

RoomSystem Technologies, Inc.,
a Nevada Corporation

By:      /s/ STEVEN L. SUNYICH
         Steven L. Sunyich
         Chief Executive Officer

                                    EXHIBIT 2

                        WARRANT TO PURCHASE COMMON STOCK

                          ROOMSYSTEM TECHNOLOGIES, INC.

                        WARRANT TO PURCHASE COMMON STOCK

THIS WARRANT TO PURCHASE COMMON STOCK (THE "SECURITIES") HAS BEEN ACQUIRED FOR INVESTMENT FOR THE HOLDER'S OWN ACCOUNT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"). AN OFFER TO SELL OR TRANSFER OR THE SALE OR TRANSFER OF THE SECURITIES IS UNLAWFUL UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PERMIT, AS APPLICABLE, UNDER THE SECURITIES ACT OR APPLICABLE BLUE SKY LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS IS AVAILABLE OR AN OPINION OF COUNSEL, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY, IS PROVIDED TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                          ROOMSYSTEM TECHNOLOGIES, INC.


     FOR GOOD AND VALUABLE CONSIDERATION, Ash Capital, or registered assigns ("Warrant Holder"), are entitled to purchase, subject to the provisions of this Warrant to Purchase Common Stock (the "Warrant"), from RoomSystem Technologies, Inc., a Nevada corporation ("Corporation"), Twenty-Five Thousand (25,000) shares of common stock of the Corporation (the "Warrant Shares"), at a price of $3.60 per Share ("Exercise Price").

     1. EXERCISE OF WARRANT. Subject to the provisions hereof, this Warrant may be exercised at any time from the date of issuance through the second anniversary date of the Corporation's initial public offering ("Exercise Period"), by presentation and surrender to the Corporation, a duly executed and completed purchase form ("Notice of Exercise"), in the form attached hereto as Exhibit "A" and incorporated herein by this reference in its entirety, accompanied by payment of the Exercise Price for the number of Warrant Shares specified on such form. In the event of a partial exercise of this Warrant, a substitute Warrant, representing the number of Warrant Shares not exercised, shall be issued to the Warrant Holder.

     2. VALIDITY OF WARRANT SHARES. The Company warrants and represents that all Warrant Shares issued upon exercise of this Warrant shall, upon issuance and payment of the Exercise Price, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company further warrants and represents that during the Exercise Period the Company shall at all times have authorized and reserved a sufficient number of Warrant Shares to provide for the exercise of this Warrant.

          A. Fractional Shares. No fractional shares, or script representing fractional shares, shall be issued upon the exercise of this Warrant.

          B. Fractional Shares. No fractional shares, or script representing fractional shares, shall be issued upon the exercise of this Option.

          C. Assignment, Exchange, or Loss of Warrant. Subject to the restrictions appearing on the face of this Warrant, upon presentation and surrender of this Warrant to the Corporation, or its stock transfer agent, together with a duly executed assignment, in the form attached hereto as Exhibit "B", and funds sufficient to pay any transfer tax, the Corporation shall, without charge, execute and deliver a new Warrant in the name of the assignee(s) named in the assignment and this Warrant shall promptly be cancelled.

               1. This Warrant is exchangeable without expense, at the option of the Warrant Holder, upon presentation and surrender hereof to the Corporation, or its stock transfer agent, for Warrants of different denominations entitling the Warrant Holder to purchase, in the aggregate, the same number of Shares purchasable hereunder.

               2. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of reasonably satisfactory indemnification, and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Corporation will execute and deliver a new Warrant.

     3. RIGHTS OF THE WARRANT HOLDER. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights of a shareholder in the Corporation, either at law or in equity. The rights of the Warrant Holder are limited to those expressed in this Warrant and are not enforceable against the Corporation except as otherwise provided herein.

     4.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          A. Upon occurrence of any of the following, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted as follows:

               1. If at any time after the date hereof the number of shares of the Corporation's Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision, or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

               2. If at any time after the date hereof the number of shares of Common Stock outstanding is decreased by a merger, reorganization, business combination, or reverse stock split approved by the Board of Directors of the Corporations and a majority of the Common Stockholders, then, on the effective date of such event, the Exercise Price shall be appropriately increased and the number of Warrant Shares shall be appropriately decreased in proportion to such decrease of outstanding shares.

               3. All calculations under this Section 4 shall be made to the nearest cent or to the nearest whole share, if applicable. No fractional shares shall be issued upon exercise of this Warrant. Any fractional shares that might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share.

     5. OFFICER'S CERTIFICATE. Whenever the Exercise Price, or the number of Warrant Shares are adjusted as provided in Section 4 above, the Corporation shall forthwith file with its Secretary at its principal office, and with its stock transfer agent, an officer's certificate (the "Certificate") showing the adjusted number of Warrant Shares purchasable upon exercise of this Warrant and the adjusted Exercise Price. The Certificate shall set forth in reasonable detail all facts necessary to show the reason for and the manner of computing such adjustments. Each Certificate shall be made available for inspection by the Warrant Holder and the Corporation shall forward, by certified mail, a copy of each Certificate to the Warrant Holder.

     A calculation of any adjustment as provided by Section 4, evidenced by a certificate from the Company's independent certified public accountants, shall be deemed a correct calculation of the adjustment for purposes of this Warrant. The foregoing presumption shall constitute a rebuttable presumption, with the party disputing the calculation bearing the burden of proving the incorrectness of the calculation.

     During the term of this Warrant, if the Corporation shall propose to take any action that would cause an adjustment to be made as provided in Section 4, the Corporation shall mail to the Warrant Holder, by certified mail, prior to or no later than 15 days after the day on which the adjustment became effective, a notice setting forth in reasonable detail the terms of the adjustment

     6. NOTICE. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt, if to the Warrant Holder, to Warrant Holder's last known address, and if to the Corporation, at its principal office. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

     7. BINDING EFFECT. The provisions of this Warrant shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Corporation, if the Warrant Holder is a corporation, partnership, or other form of entity, the successors and assignee of the Warrant Holder, and if the Warrant Holder is a natural person, the assignees, heirs, and personal representative of the Warrant Holder.

     8. PRONOUNS. Any masculine personal pronoun shall mean the corresponding feminine or neuter personal pronoun, as the context requires.

     9. LAW GOVERNING. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada.

     10. TITLES AND CAPTIONS. All section titles or captions contained in this Warrant are for convenience only and shall not be deemed part of the context and shall not affect the interpretation of this Warrant.

     11. COMPUTATION OF TIME. In computing any period of time pursuant to this Warrant, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday.

     12. PRESUMPTION. This Warrant shall not be construed against any party due to the fact that the Warrant, or any section herein, was drafted by said party.

     13. FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Warrant.

     14. PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

Dated: February 15, 2000

RoomSystem Technologies, Inc.,
a Nevada corporation



By:       /s/ Steven L. Sunyich
             Steven L. Sunyich
          Chief Executive Officer

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                               NOTICE OF EXERCISE

RoomSystem Technologies, Inc.
390 North 3050 East
St. George, UT 84790

Gentlemen:

     The undersigned ("Warrant Holder"), pursuant to the terms set forth in the attached Warrant to Purchase Common Stock (the "Warrant "), hereby irrevocably exercises the Warrant and purchases ________________________ shares of common stock ("Warrant Shares") by:

(i) providing payment in full for the Warrant Shares in the amount of $_____________; or

(ii) providing partial payment for the Warrant Shares in the amount of $_____________.

     By executing this Notice of Exercise, the Warrant Holder warrants and represents that the Warrant Shares are being acquired as an investment and not with a view to, or for sale in connection with, a distribution of the Warrant Shares.

     In the event this Notice of Exercise relates to less than 100% of the Warrant Shares, then the Company shall issue a new Warrant of like tenor, for the number of Warrant Shares not purchased hereunder in the name of and delivered to (a) the undersigned; or (b)_________________ at________________.
Dated:__________________________


Signature Guaranteed               Signature:__________________________________
                                   Print Name: ________________________________
                                   Title(if applicable):_______________________
                                   Address:____________________________________
                                   ____________________________________________


NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the Warrant.

IMPORTANT:          Signature  guarantee must be made by a participant of STAMP or other signature guarantee program acceptable to the Securities and Exchange Commission, the Securities Transfer
                    Association and the Transfer Agent of the Company.

                                    EXHIBIT B

                              NOTICE OF ASSIGNMENT

                              NOTICE OF ASSIGNMENT

RoomSystem Technologies, Inc.
390 North 3050 East
St. George, UT 84790

Gentlemen:

     FOR VALUE RECEIVED, the undersigned ("Warrant Holder") hereby sells, transfers and assigns to the assignee(s) set forth below, all of the rights and privileges of Warrant Holder as set forth below:

Name of Assignee(s)               Address            Number of Warrant Shares
                                                     Purchasable Upon Exercise

--------------------       ----------------------    ------------------------
--------------------       ----------------------    ------------------------
--------------------       ----------------------    ------------------------

Dated:__________________________

Signature Guaranteed                Signature:_________________________________
                                    Print Name: _______________________________
                                    Title(if applicable):______________________
                                    Address:___________________________________
                                    ___________________________________________

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the Warrant.

IMPORTANT:        Signature  guarantee must be made by a participant of STAMP or other signature guarantee program acceptable to the Securities and Exchange Commission, the Securities Transfer Association and the Transfer Agent of the Company

                                    EXHIBIT 3

                             SUBSCRIPTION AGREEMENT
                                       AND
                       CONFIDENTIAL INVESTOR QUESTIONNAIRE

                             SUBSCRIPTION DOCUMENTS


     Enclosed are the subscription documents (the "Subscription Documents") relating to the purchase of the following securities of RoomSystem Technologies, Inc., a Nevada corporation (the "Company"):

     (i) a promissory note (the "Note") in the principal amount of $500,000, maturing on May 31, 2000, bearing interest at the rate of ten percent (10%) per annum, payable at maturity, and secured by certain assets of the Company; and
(ii) a warrant to purchase 25,000 shares of the Company's common stock, exercisable at the rate of $3.60 per share through the second anniversary date of the Company's initial public offering (the "Warrant").

     The Note and the Warrant are collectively referred to herein as the "Securities."

     -    SECTION A CONTAINS THE SUBSCRIPTION AGREEMENT.

     -    SECTION B CONTAINS THE CONFIDENTIAL INVESTOR QUESTIONNAIRE.

THE INVESTOR SHOULD REVIEW THE LOAN AND SECURITY AGREEMENT, THE PROMISSORY NOTE, THE WARRANT TO PURCHASE COMMON STOCK AND THE TERMS SHEET SUMMARIZING THE INVESTMENT ("COLLECTIVELY, THE "DISCLOSURE MATERIALS") CAREFULLY BEFORE COMPLETING THE SUBSCRIPTION DOCUMENTS.

THIS INVESTMENT INVOLVES SIGNIFICANT RISKS. THE INVESTOR SHOULD CONSULT ITS ATTORNEY, ACCOUNTANT OR OTHER ADVISORS AS TO ANY LEGAL, TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT AND ITS SUITABILITY FOR THE INVESTOR.

PLEASE COMPLETE AND EXECUTE ALL DOCUMENTS IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH BELOW. EXCEPT AS OTHERWISE SPECIFICALLY INDICATED, ALL QUESTIONS MUST BE ANSWERED COMPLETELY. IF THE ANSWER TO ANY QUESTION IS "NO," "NONE" OR "NOT APPLICABLE," PLEASE SO STATE. PLEASE TYPE OR PRINT ALL INFORMATION IN INK.

                                  VERIFICATION

PLEASE VERIFY THAT ALL APPLICABLE BLANKS, DATES AND SIGNATURES ARE PROPERLY COMPLETED FOR EACH DOCUMENT TO ASSURE ITS LEGAL VALIDITY.

WHEN ALL OF THE ABOVE HAVE BEEN COMPLETED, SEND ALL DOCUMENTS AND APPROPRIATE PAYMENTS TO THE FOLLOWING ADDRESS:

                                     Gregory L. Hrncir, Esq.
                                     RoomSystems Technologies, Inc.
                                     390 North 3050 East
                                     St. George, UT 84790

                                    SECTION A

                             SUBSCRIPTION AGREEMENT

RoomSystem Technologies, Inc.
390 North 3050 East
St. George, UT 84790
Attention: Gregory L. Hrncir, Esq.

Gentlemen:

     1. PURCHASE. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes to purchase (i) the Note, in the principal amount of $500,000, maturing on May 31, 2000, bearing interest at the rate of ten percent (10%) per annum, payable at maturity, and secured by certain assets of the Company; and (ii) the Warrant to purchase 25,000 shares of the Company's common stock, exercisable at the rate of $3.60 per share through the second anniversary date of the Company's initial public offering.

     The undersigned understands that the Securities will not be registered or qualified under any federal or state securities laws in reliance upon exemptions therefrom. The undersigned acknowledges and agrees that in order to ensure that the offer and sale of the Securities are exempt from registration or qualification, the Company will rely on the covenants, representations and warranties which the undersigned has made in this Subscription Agreement (the "Agreement"), the Confidential Investor Questionnaire attached as Section B to these Subscription Documents, the Disclosure Materials (as defined below) and related documentation. Accordingly, the undersigned makes the following covenants, representations and warranties for the purpose of inducing the Company to permit the undersigned to acquire the Securities for which the undersigned hereby subscribes.

     The undersigned acknowledges that the Company reserves the right to accept or reject any subscription in its sole discretion, in whole or in part.

     2. REVIEW OF DISCLOSURE MATERIALS. By execution of this Agreement, the undersigned acknowledges having read, understood and agreed to each and every provision contained herein and in: (a) the Loan and Security Agreement, the Promissory Note, Warrant to Purchase Common Stock, and the Terms Sheet summarizing the investment; and (b) the definition of an "Accredited Investor" as defined by the Securities Act of 1933, as amended (the "Act"), attached hereto as Exhibit "1". The Disclosure Materials are incorporated herein in their entirety by this reference.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS. The undersigned hereby makes the following representations and warranties to the Company:

          3.1 The undersigned hereby represents and warrants that he, she or it is an "Accredited Investor" as defined in Regulation D promulgated under the Act, and Exhibit "1" attached hereto. The specific category or categories of Accredited Investor applicable to the undersigned are as follows:

(Please INITIAL APPLICABLE BLANKS)

A._____I am a natural person and have a net worth, either alone or with my spouse, in excess of $1,000,000.

B._____I am a natural person and had individual income in excess of $200,000 (or joint income in excess of $300,000 including income of my spouse) during each of the previous two calendar years and expect to have individual income in excess of such amount during the current calendar year.

C. DH The undersigned is an authorized signatory for a partnership, trust, corporation or other entity with a net worth of more than $5,000,000, or of which all the equity owners are Accredited Investors.

D._____The Securities are being purchased through an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") that either (i) has its investment decisions made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is a bank, savings and loan association, insurance company or a registered investment advisor, (ii) has total assets in excess of $5,000,000 or (iii) if a self-directed plan, with its investment decisions made solely by Accredited Investors as described herein (please check either A, B or C above with respect to Accredited Investors making investment decisions for self-directed plans). The name and description of the employee benefit plan are follows:

E._____The undersigned is a director and/or executive officer of the Company.

          3.2  Intentionally left blank.

          3.3 The undersigned has received all the Disclosure Materials and has carefully reviewed each and every provision thereof.

          3.4 The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company and all such questions have been answered to the full satisfaction of the undersigned. No oral representations have been made or oral information furnished to the undersigned, in connection with the offering of the Securities which is in any way inconsistent with information contained in the Disclosure Materials.

          3.5 The undersigned (i) has knowledge and experience in financial and business matters which enables the undersigned to evaluate the merits and risks of the investment represented by the Securities, and to protect his, her or its own interests in connection with the investment and/or (ii) has a preexisting personal or business relationship with the Company or its officers, directors and/or principal stockholders of a nature and duration which would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists. The undersigned recognizes that an investment in the Securities involves special risks, and the undersigned hereby represents and warrants that he, she or it is capable of evaluating such risks in making an investment in the Securities.

          3.6 The undersigned is acquiring the Securities solely for the undersigned's own account, or for one or more fiduciary accounts for which the undersigned has sole investment discretion. The undersigned is acquiring such Securities without a view to, and not for resale in connection with, a distribution of the Securities within the meaning of the Act. The undersigned hereby covenants and agrees that the undersigned shall not sell any of the Securities in violation of the Act.

          3.7 The undersigned is not relying on the Company or the information in the Disclosure Materials for advice with respect to tax considerations, the suitability of his, her or its investment in the Company or legal or economic considerations.

          3.8 The undersigned understands that the Securities have not been registered under the Act or qualified under the securities laws of any states and therefore cannot be transferred, resold, pledged, hypothecated, assigned or otherwise disposed of unless such Securities are subsequently registered or qualified under the Act and under applicable state securities laws, or an exemption from registration and/or qualification is available. The undersigned will not sell or otherwise transfer the Securities without registration under the Act or pursuant to an exemption therefrom.

          3.9 If the undersigned is a corporation, partnership, trust or other entity, the undersigned represents and warrants that the signatory hereto is authorized and qualified to become a security holder in the Company, and such entity and the undersigned signatory hereto for such entity further represent and warrant that such signatory has been duly authorized to execute this Agreement.

          3.10 If the undersigned is an employee benefit plan (a "Plan"), the person signing this Agreement on behalf of such Plan represents and warrants that (i) he or she is a fiduciary of the Plan, (ii) he or she understands the investment objectives, strategies and policies of the Company, (iii) he or she acknowledges that he or she is aware of the provision of Section 404 of ERISA relating to the requirements for investment and diversification of assets of ERISA-governed Plans, (iv) he or she has given appropriate consideration to such Plan's investment in the Company and has determined that such investment furthers the purposes of such Plan and (v) he or she has determined that, taking into account other investments in such Plan's portfolio, the Plan's investment in the Company is consistent with the requirements of Section 404 and other provisions of ERISA and is consistent with such Plan's cash flow requirements and funding objectives.

          3.11 The undersigned understands that the Securities are restricted. The undersigned understands that it is possible that no public market will ever develop. As a consequence, the undersigned understands that he, she or it may not be able to liquidate their investment in the Securities, even in the event of an emergency. The undersigned also understands that, for the foregoing reasons, the Securities may not be readily accepted as collateral for a loan.

          3.12 The undersigned further certifies and acknowledges as follows:

               (a) The undersigned has adequate means of providing for the undersigned's current needs and possible personal or other contingencies, and the undersigned has no need for liquidity of the undersigned's investment in the Securities;

               (b) The undersigned has a net worth sufficient to bear the economic risk of losing the undersigned's entire investment in the Securities;

               (c) Each and every representation set forth herein is true and correct; and

               (d) The undersigned does not have an overall commitment to non-readily marketable investments which is disproportionate to the undersigned's net worth and the investment subscribed for herein will not cause such overall commitment to become excessive.

          3.13 The address set forth below is the undersigned's true and correct residence and/or principal place of business, and the undersigned has no present intention of becoming a resident, or domiciled (if applicable), of any other state or jurisdiction.

          3.14 The undersigned acknowledges and is aware that the Securities are speculative investments which involve a high degree of risk of loss by the undersigned of his, her or its entire investment in the Company.

          3.15 It has never been guaranteed or warranted to the undersigned by the Company or by any other person, expressly or by implication, that:

               (a) The undersigned will be required to remain an owner of Securities any approximate or exact length of time;

               (b) The undersigned will receive any approximate or exact amount of return or other type of consideration, profit or loss as a result of an investment in the Securities; or

               (c) The past performance or experience on the part of the Company, any director, officer or any affiliate thereof, will in any way indicate or predict future operating results of the Company or the overall success of the Company.

          3.16 The undersigned understands that the Company is soliciting only "Accredited Investors" as defined in Section 3.1 with respect to the sale of the Securities. The undersigned has not and will not, except at the express written request of the Company, permit any person, other than the undersigned's spouse, attorney or accountant to review any documents which have been presented in connection with the sale of Securities.

          3.17 If the undersigned is more than one person, the obligations of the undersigned shall be joint and several, and the representations and warranties herein contained shall be deemed to be made by and be binding upon such person, and ownership of the Securities subscribed for by the undersigned shall be as set forth on the signature page attached hereto.

          3.18 If there should be any adverse change in the representations and information set forth herein prior to the Company's acceptance or rejection of this subscription, the undersigned will immediately notify the Company of such change in writing.

          3.19 The undersigned realizes that this Agreement does not constitute an offer by the Company to sell Securities, but is merely a request for information. The undersigned understands that the Company reserves the right to reject subscriptions in whole or in part.

          3.20 At the request of the Company, the undersigned will promptly execute such other instruments or documents as may be reasonably required in connection with the purchase of the Securities. The undersigned hereby agrees that the representations and warranties set forth in this Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned, but this subscription is not voluntarily transferable or assignable by the undersigned. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.

          3.21 The undersigned acknowledges and agrees that all representations, warranties and covenants made by the undersigned to the Company in this Agreement shall survive the issuance of his, her or its Securities. The undersigned agrees to protect, defend, indemnify and hold harmless the Company from all losses, costs, expenses (including, without limitation, reasonable attorney's fees and expenses) or liabilities for any breach of the undersigned's representations, warranties or covenants.

          3.22 The undersigned acknowledges and agrees that the Securities to be issued to the undersigned will bear a legend restricting transferability, in substantially the form as follows, and agrees to comply in all respects with the terms of such legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL

SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

          3.23 The undersigned agrees and acknowledges that the undersigned is solely responsible for the undersigned's "due diligence" investigation of the Company.

     4. ACCEPTANCE. This subscription is subject to final acceptance by the Company, to be evidenced by the signature of an officer of the Company to this Agreement.

     5. SUBSCRIPTION PROCEDURE. Each investor who wishes to purchase Securities must complete, execute, acknowledge and deliver to the Company this Agreement. The price for the Securities is payable upon acceptance of this Agreement by the Company and is to be paid by check made payable to "ROOMSYSTEM TECHNOLOGIES, INC." The agreement to subscribe evidenced by the execution of this Agreement will not be revocable by the investor, and unless the subscription is rejected by the Company, the investor will become a Note holder and Warrant holder of the Company. The Company reserves the right to reject or refuse any subscription for any reason whatsoever. As a condition to closing, the undersigned further agrees to execute and deliver a Confidential Investor Questionnaire.

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of _________ , 2000.


SIGNATURE FOR INDIVIDUAL INVESTOR:


---------------------------        ---------------------------------------------
(Signature)                        (Signature of Spouse, If Applicable)


---------------------------        ---------------------------------------------
(Print name)                       (Print Name of Spouse, If Applicable)


---------------------------
(Street Address)


---------------------------
(City, State, Zip Code)


---------------------------
(Social Security Number)

If Joint Ownership, Check One:

                _____Husband and Wife, as Community Property
                _____Joint Tenants with Right of Survivorship
                _____Tenants-in-Common

                Note: The address given above must be the residence address of the investor. Post office boxes and other addresses will not be accepted.

SIGNATURE FOR PARTNERSHIP, TRUST, LLC, CORPORATION OR OTHER ENTITY:

Ash Capital, LLC
------------------------------------------------------
(Name of Security Holder)

/s/ DAVID HARKNESS
-------------------------------------------------------
(Signature)

David Harkness
-------------------------------------------------------
(Name of Signatory)

Managing Director
-------------------------------------------------------
 (Title of Signatory)

Limited Liability Company
-------------------------------------------------------
(Print Type of Entity and Jurisdiction)

-------------------------------------------------------
(U.S. Taxpayer Identification Number)


ACCEPTANCE:


         The subscription of the above-named investor is hereby accepted by the Company as of February 15, 2000.

RoomSystem Technologies, Inc.,
a Nevada corporation



         /s/ STEVEN L. SUNYICH
-----------------------------------
         Steven L. Sunyich
         Chief Executive Officer

                                    EXHIBIT 1

                        DEFINITION OF ACCREDITED INVESTOR

         ACCREDITED INVESTOR. "Accredited Investor" shall mean any person who comes within any of the following categories, or whom the issuer reasonably believes comes within any of the following categories at the time of the sale of the securities to that person:

         (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301 (c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
         (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;
         (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
         (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
         (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;
         (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
         (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in 230.506(b)(2)(ii); and
         (8) Any entity in which all of the equity owners are accredited investors.

                                    SECTION B

                       CONFIDENTIAL INVESTOR QUESTIONNAIRE

                       CONFIDENTIAL INVESTOR QUESTIONNAIRE


         The Undersigned hereby furnishes the following information to enable the Company to determine whether the undersigned satisfies the investor suitability requirements set forth in Exhibit 1 hereto.

         The undersigned acknowledges that (i) the Company will rely upon the accuracy and completeness of the information contained herein to establish the availability of an exemption from registration under applicable federal and state securities laws, (ii) special documentation is required if the proposed investor is a corporation, partnership, trust, joint owner other than a married couple, agent or other entity and (iii) all pronouns and any variation thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons herein may require.


1.       PERSONAL - INDIVIDUAL

         A.  Name:_______________________________________________________
         B.  Age:________________________________________________________

         C.  Residence Street Address (No Post Office Boxes):____________
             ____________________________________________________________

         D.  Residence Telephone Number:_________________________________
         E.  Social Security Number:_____________________________________

         F.  Marital Status:_____________________________________________
         G.  Spouse's Full Name:_________________________________________
         H.  Spouse's Occupation:________________________________________

         I.  Number of Dependents1:______________________________________
         J.  Ages of Dependents:_________________________________________

         K.  State of Principal Residence:_______________________________

         L.  Do you now maintain a house or apartment in any other state?
             [ ] Yes  [ ] No

             If yes, in which state(s)?__________________________________

             In which states do you:

                       File state income tax returns?____________________

                       Hold a valid driver's license?____________________

                       Register to vote?_________________________________


________________________
1 The term "Dependents" shall have the same meaning as used for purposes of completing individual federal income tax returns.

QUESTIONS 2 THROUGH 4 ARE INTENDED TO DETERMINE WHETHER YOU, IF YOU ARE AN INDIVIDUAL, QUALIFY TO INVEST IN THE SECURITIES AS AN ACCREDITED INVESTOR PURSUANT TO RULE 501 OF REGULATION D UNDER THE 1933 ACT.

2.       FOR INDIVIDUALS ONLY

         Is your net worth $1,000,000 or more? (For purposes of this question, you may INCLUDE your spouse's net worth and may INCLUDE the value of your home, home furnishings and automobiles).

                                     [ ] Yes        [ ] No

3.       FOR INDIVIDUALS ONLY

         Was your INDIVIDUAL income2 (not joint with spouse) during the past two years at least $200,000 and do you anticipate that in the current year it will be at least $200,000?

                                     [ ] Yes        [ ] No

___________________________
2 Income may be calculated by starting with your Adjusted Gross Income and adding any deductions taken for long-term capital gains, depletion, partnership losses and tax exempt interest.

4.       FOR INDIVIDUALS ONLY

         Was your net income3 with your spouse during the past two years at least $300,000 and do you anticipate that in the current year it will be at least $300,000?

                                      [ ]Yes        [ ] No

5.       FOR INDIVIDUALS ONLY

         Is your net worth, either individually or jointly with your spouse, in excess of $250,000 and your personal income for 1995, 1996 and, based on reasonable expectation, for 1997, either individually or jointly with your spouse, in excess of $100,000?

                                     [ ] Yes        [ ] No

6.       FOR ENTITIES ONLY

         If the Investor is a partnership, corporation or trust, list the names of each partner, stockholder, trustee and beneficiary, and indicate date of organization.

         A.       Name of Entity:            ASH CAPITAL LLC
                                -----------------------------------------------
         B.       Form of Entity:            LIMITED LIABILITY COMPANY
                                -----------------------------------------------
         C.       Date of Organization:          APRIL 20, 1999
                                       ----------------------------------------
         D.       Address of Entity:  1400 S. FOOTHILL DRIVE, SUITE B-25,
                                      SALT LAKE CITY, UT  84108
                                   --------------------------------------------

         E.       Telephone Number of Entity:          (801) 581-9095
                                             ----------------------------------

         F.       Type of Business:      MANAGING VENTURE CAPITAL INVESTMENTS
                                   --------------------------------------------

         G.       U.S. Taxpayer Identification Number:
                                                     --------------------------

QUESTION 7 IS INTENDED TO DETERMINE WHETHER AN ENTITY QUALIFIES TO INVEST IN THE SECURITIES AS AN ACCREDITED INVESTOR PURSUANT TO RULE 501 OF REGULATION D UNDER THE 1933 ACT.


7.       FOR ENTITIES ONLY

         Is the entity any of the following?:

                    [ ]    A state or national bank or a savings and loan
                           association.
                    [ ]    A broker or dealer registered with the Securities and
                           Exchange Commission.
                    [ ]    An insurance company.
                    [ ]    A registered investment company.

___________________________

3 Income may be calculated by starting with your Adjusted Gross Income and adding any deductions taken for long-term capital gains, depletion, partnership losses and tax exempt interest.

                    [ ]    A business development company, as defined in
                           Section 2(a)(48) of the Investment Company Act of
                           1940.
                    [ ]    A licensed Small Business Investment Company (SBIC).
                    [ ]    A private business development company as defined
                           in Section 202(a)(22) of the Investment Advisors Act of 1940.
                    [ ]    Any one of the following entities that has total
                           assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Securities: (i) a corporation; (ii) a Massachusetts or similar business trust; or (iii) a partnership.
                    [ ]    A trust, with total assets in excess of $5,000,000,
                           not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule
                           506(b)(2)(ii) of Regulation D under the 1933 Act.
                    [ ]    An entity in which all of the equity owners are
                           accredited investors as defined above in Questions 2, 3, 4 and this Question 7.

8.       FOR ENTITIES ONLY

         Does the entity's net worth equal at least ten times the amount of its investment in the Securities?

                                     [ ] Yes        [X] No

9.       FOR ENTITIES ONLY

         Are you an employee benefit plan subject to ERISA, including, without limitation, an employer-sponsored individual retirement account, simplified employee pension account or Keogh plan account?

                                      [ ] Yes       [X] No

         If yes, please describe below the type of entity that you are and the nature of your business:

         ______________________________________________________________________
         ______________________________________________________________________


10.      EDUCATION - INDIVIDUALS ONLY

         SCHOOLS ATTENDED                            DEGREE RECEIVED/DATE
         ______________________________________________________________________
         ______________________________________________________________________
         ______________________________________________________________________

11.      PROFESSIONAL QUALIFICATIONS - INDIVIDUALS ONLY
         Please list all professional qualifications that you have held or currently hold, including professional admissions or certificates, accounting certificates and brokerage licenses:

         PROFESSIONAL                  YEAR                     STILL
         QUALIFICATIONS                RECEIVED                 EFFECTIVE?

         ______________________________________________________________________
         ______________________________________________________________________


12.      PRIOR INVESTMENT EXPERIENCE - ALL INVESTORS

         A. Please indicate the frequency of your investment in publicly traded securities:

                             [ ] Often                  [ ] Occasionally
                             [ ] Seldom                 [X] Never

         B. Please indicate the frequency of your investment in "restricted securities" (securities for which there is no readily available market):

                             [ ] Often                  [ ] Occasionally
                             [ ] Seldom                 [X] Never

         C. Please list your four largest investments during the last three years. If none, so state.

                  NAME OF             TYPE OF          DOLLAR
                  INVESTMENT          INVESTMENT       AMOUNT           DATE

                  (1)
                     _________________________________________________________
                  (2)
                     _________________________________________________________
                  (3)
                     _________________________________________________________
                  (4)
                     _________________________________________________________

13. Do you have sufficient knowledge and experience with investments, including financial, business and tax matters, to be capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect to that investment?

                             [ ] Yes          [ ] No

         If yes, please briefly explain:_______________________________________
         ______________________________________________________________________
         ______________________________________________________________________


14. Please indicate in the space provided below any additional information which you think may assist the Company in determining that your knowledge and experience in financial and business matters are sufficient to enable you to evaluate the merits and risks of this investment.
         ______________________________________________________________________
         ______________________________________________________________________

     IN WITNESS WHEREOF, the undersigned has executed this Confidential Investor Questionnaire as of , 2000.

SIGNATURE FOR INDIVIDUAL INVESTOR:



------------------------------------     ---------------------------------------
(Signature)                              (Signature of Spouse, If Applicable)


------------------------------------     ---------------------------------------
(Print name)                             (Print Name of Spouse, If Applicable)


------------------------------------
(Street Address)


------------------------------------
(City, State, Zip Code)


------------------------------------
(Social Security Number)

If Joint Ownership, Check One:

                 ____Husband and Wife, as Community Property

                 ____Joint Tenants with Right of Survivorship

                 ____Tenants-in-Common


          Note: The address given above must be the residence address of the investor. Post office boxes and other addresses will not be accepted.


          [SIGNATURE PAGE NO. 1 TO CONFIDENTIAL INVESTOR QUESTIONNAIRE]

SIGNATURE FOR PARTNERSHIP, TRUST, LLC, CORPORATION OR OTHER ENTITY:

Ash Capital, LLC
------------------------------------------------------
(Name of Security Holder)

/s/ DAVID HARKNESS
------------------------------------------------------
 (Signature)

David Harkness
-------------------------------------------------------
(Name of Signatory)

Managing Director
-------------------------------------------------------
(Title of Signatory)

Limited Liability Company - Utah
-------------------------------------------------------
(Print Type of Entity and Jurisdiction)

-------------------------------------------------------
(U.S. Taxpayer Identification Number)





          [SIGNATURE PAGE NO. 2 TO CONFIDENTIAL INVESTOR QUESTIONNAIRE]